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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): November 10, 2003


                            VON HOFFMANN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       333-90992                                         43-0633003
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(Commission File Number)                    (I.R.S. Employer Identification No.)


           1000 CAMERA AVENUE
           ST. LOUIS, MISSOURI                                   63126
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (314) 966-0909
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.    REGULATION F-D DISCLOSURE.

           The information furnished pursuant to Item 12, "Results of Operations and Financial Condition", is incorporated herein by reference.


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On November 10, 2003, Von Hoffmann Corporation issued a press release announcing its third quarter results for the period ended September 20, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

           The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 10, 2003



                           VON HOFFMANN CORPORATION

                           By: /s/ Gary Wetzel
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                               Name: Gary Wetzel
                               Title: Senior Vice President, Chief Financial
                                      Officer and Treasurer



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                                  EXHIBIT INDEX


   Exhibit No.                                    Exhibit
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       99.1                      Press Release dated November 10, 2003.